Demand accelerated in 2025 despite tariff uncertainty and a cooling job market. Propelled by the strongest six‑month stretch since 2023, annual net absorption hit 176.8 million square feet (MSF), a 16.3% improvement year‑over‑year (YOY). U.S. industrial net absorption exceeded 50 MSF for two consecutive quarters—a milestone not seen since 2023. Fourth‑quarter absorption reached 54.5 MSF, 29% higher than the same quarter last year, and 53% of U.S. industrial markets posted annual absorption gains in 2025. Net absorption should remain steady in the near‑term and strengthen in the second half of 2026. Industrial demand could strengthen if trade policy stabilizes and consumer spending improves. The U.S. industrial vacancy rate held steady at 7.1% through the second half of 2025, supported by stronger demand, slower speculative supply and moderating sublease space availability. Vacancy edged higher by just 45 basis points (bps) YOY, the smallest annual increase in three years. In the fourth quarter, 53% of U.S. markets saw vacancy rates remain flat or decline quarter‑over‑quarter (QOQ). Industrial asking rent growth slowed to 1.5% YOY in the fourth quarter, the lowest growth rate since the first quarter of 2020. The deceleration was concentrated in the Northeast and West, where rents had surged earlier in the cycle. Elevated vacancy rates, higher interest rates, and modest demand helped slow groundbreakings in 2024, leading to just 280 MSF of industrial deliveries in 2025—the lowest annual total since 2017. Completions fell 35% YOY and were 25% below the 10‑year average. Currently, 40% of space under development, 106 MSF, is build‑to‑suit (BTS). The growing share of BTS projects for both manufacturing and logistics users should limit speculative risk, support absorption, and begin to place downward pressure on vacancy in the coming quarters. ‑ Sector commentary & data sourced from Cushman & Wakefield U.S. National Industrial Q4 2025 Marketbeat Q4 2025 Quarterly Operations Summary INVESTMENT DASHBOARD CASH BASIS RENT GROWTH Year‑To‑Date 11.5% % of Portfolio Impacted 2.3% TOTAL REVENUE* Q4 Actual $10.6MM Trailing 12 Months $37.4MM OCCUPANCY Q4 In‑Service** 100% LEASING ACTIVITY Q4 Actual No Leasing/ 100% Occupied Sealy Industrial Partners lV, L.P. A Sealy & Company sponsored investment. Sealy Investment Securities, LLC 888.SEALY90 or 888.732.5990 SalesSupport@SealyInvestmentSecurities.com EVENTS & ANNOUNCEMENTS Distributions The general partner (“GP”) declared and completed the regular quarterly distribution for the fourth quarter of 2025, marking the 14th consecutive regular quarterly distribution by Sealy Industrial Partners IV, L.P. (“SIP IV” or “the Partnership”) since inception. Capital SIP IV sustained momentum in its capital‑raising activity. From inception through the end of Q4 2025, $416.7MM of capital has been raised for SIP IV inclusive of reinvested distributions. Acquisitions & Developments On December 10, 2025, the GP closed one acquisition totaling $33.4MM, adding 300,000 SF of Class A industrial product to the SIP IV portfolio. 4210 West 67th Street, located in Indianapolis, was completed as a BTS in 2024 and is 100% leased to Pioneer Hi‑Bred International, a global leader in agricultural seed technology. The tenant utilizes the facility as a mission‑critical operations and distribution site supporting its seed research, production, and logistics functions across the region. SIP IV has partnered with development partner, IDV, and is advancing the development of a 164,606 SF Class A industrial distribution facility in North Houston. The joint venture structure, funding commitments, and development plan position the project to deliver a disciplined execution aligned with Sealy’s broader portfolio strategy. Leasing Update & Portfolio Positioning At Altus Commerce Center (Des Moines, IA; 4.95% of Fund), management is actively pursuing resolution of outstanding rent from a single tenant occupying 265,700 SF while preparing for an orderly transition if payment is not received by early February. SIP IV is positioned to promptly regain possession and execute a re‑leasing strategy, limiting downside risk and ensuring readiness for a potential near‑term occupancy impact. At 6332 Commercial Drive (Memphis, TN; 2.62% of Fund), management executed an early lease termination on 12/31/2025 for 140,400 SF as a strategic outcome to avoid a credit loss. As a result, SIP IV captured a full rent termination fee of approximately $716,000, preserving liquidity while enabling early marketing of the space. A modest, temporary decline in occupancy is expected at quarter‑end and was anticipated as part of SIP IV’s proactive asset management strategy. Updated PPM On November 12, 2025 Supplement Number 6 to the PPM for SIP IV, dated October 18, 2024, was released. Should you wish to receive a digital copy or have any questions regarding this update, please contact Sealy & Company at 800.774.9404 or Support@ SealyInvestmentSecurities.com. U.S. INDUSTRIAL SECTOR EXPECTED TO CONTINUE TO POWER THROUGH * Unaudited ** A property is in service unless: (i) occupancy is below 75% at acquisition or expected within two years, or (ii) redevelopment costs exceed 20% of acquisition cost within 24 months. It returns to service at 90% occupancy or 12 months after move-out. Investor Inquiries: For more information on Sealy Industrial Partners IV, please contact your financial professional. Sealy Investment Securities, LLC is the managing broker-dealer of Sealy & Company sponsored offerings and a member of FINRA and SIPC. Broker-Dealer Inquiries: 4210 WEST 67TH ST - INDIANAPOLIS

Sealy Industrial Partners IV, L.P.
Q4 2025 Quarterly Operations Summary

SEALY & COMPANY

PORTFOLIO SUMMARY

Number of Buildings
22

Total Square Feet
5.4MM

Number of Tenants
36

In-Service Occupancy
100%

Avg. Remaining Lease Term[1]
4.4 Years

1. Calculation weighted on Annual Base Rent

CURRENT & TARGET MARKETS


Des Moines
Cleveland
St. Louis
Kansas City
Indianapolis
Tulsa
Memphis
Oklahoma City
Dallas
El Paso
Houston
SIP IV Properties
Target Markets

PROPERTY TYPES


100%
Warehouse/Distribution


OCCUPANCY (%)
100.0
100.0
100.0
100.0
98.9
100.0
100.0
100.0
100.0
STABILIZED OCCUPANCY
100.0
97.5
95.0
92.5
90.0
87.5
85.0
82.5
80.0
Q3 '22
Q1 '23
Q3 '23
Q1 '24
Q3 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25


PORTFOLIO SIZE BY SF (MM)
6.0
5.0
4.0
3.0
2.0
1.0
-
0.2
1.2
1.5
2.2
2.6
4.2
4.7
5.1
5.4
Q3 '22
Q1 '23
Q3 '23
Q1 '24
Q3 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25

PROPERTY & TENANT HIGHLIGHT

PROPERTY NAME:
Pederson Logistics Center

MARKET:
Houston, TX

PROPERTY SIZE:
343,760 SF

YEAR BUILT:
2023

TENANCY:
Single Tenant

OCCUPANCY:
100%

PRIMARY TENANT:
Johnson Health Tech North America, Inc.



Pederson Logistics Center is a Class A+ cross-dock distribution facility strategically positioned along the I-10 corridor in West Houston, offering superior regional access, infrastructure connectivity, and proximity to a rapidly expanding labor and consumer base.

The 343,760 square foot building features institutional-grade construction and functionality, including 36' clear heights, 74 dock-high doors, four drive-in doors, ESFR fire protection, and 130'–185' truck courts. The modern cross-dock configuration, combined with ample trailer and auto parking, positions the property to serve high-throughput, mission-critical logistics operations.

The property is 100% occupied by Johnson Health Tech North America, Inc., a globally recognized leader in the health and fitness equipment industry. The tenant utilizes the facility for general warehousing and office operations, reflecting a strategic commitment to the asset and its role within the company's North American distribution network.

There can be no assurance as to the amount, timing or availability of any future cash distributions. The properties within the Partnership's portfolio are subject to significant indebtedness. The use of leverage involves a high degree of financial risk and may increase the effect on the Partnership or its properties of factors such as rising interest rates, downturns in the economy or deterioration in the condition of the properties or the markets in which they are located. There is no liquid, secondary trading market for SIP IV's securities, and no such market is expected to develop. The effect of national and global economic conditions, such as inflationary pressures, high interest rates, supply chain disruptions, ongoing geopolitical tensions, the imposition of tariffs and other changes to trade policy in the U.S. and other jurisdictions, and increased volatility in the financial markets may have a material effect on our revenue or results of operations. Market conditions can change quickly, potentially negatively impacting the value of real estate investments.

The Partnership's property portfolio is concentrated in the industrial real estate sector. The focus of the Partnership's investment strategy in this one sector may expose the Partnership to the risk of economic downturns to a greater extent than if the Partnership's property portfolio also included properties in other sectors. The Partnership's investments will be subject to the risks incident to the ownership of real estate and, to the extent the Partnership leverages its investments, the risks incident to borrowing funds, including risks associated with changes in the general economic climate, changes in the overall real estate market, local real estate conditions, the financial condition of tenants, buyers and sellers of properties, supply of or demand for competing properties in an area, technological innovations that dramatically alter space and demand requirements, the availability of financing, changes in interest rates, competition based on rental rates, energy and supply shortages, various uninsured and uninsurable risks and government regulations and policies.

Past performance is no guarantee of future results. The information represented herein is intended to provide certain general information about select aspects of Sealy Industrial Partners IV, L.P. ("SIP IV") as of December 31, 2025. For purposes of brevity, simplicity and ease of presentation, this information is intentionally limited in scope. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein.

Corporate Office:
333 Texas Street, Suite 1050
Shreveport, LA 71101
Investment Office:
5910 N. Central Expy, Suite 1700
Dallas, TX 75206

SIP IV-QOS-ALL/Q425